Exhibit 10.1

THIS AMENDED AGREEMENT dated as of the 24th day of OCTOBER, 2011

BETWEEN:            SIDNEY CHAN (herein called the "Lender")
of 23H Block III Riviera Garden
Tsuen Wan, New Territories
Hong Kong

AND:                       ALR TECHNOLOGIES INC. (herein called the "Company")
A Nevada corporation with its registered office at
3350 Riverwood Parkway, Suite 1900,
Atlanta, Georgia.

WITNESSES THAT WHEREAS:

A.
The Lender and the Company entered into an agreement on March 6, 2011 (the “Credit Agreement”) whereby the Lender agreed to lend to the Company up to $2,500,000 for the purpose of funding the payments to be made under a contemplated agreement with a sales and marketing agent in connection with the commercialization of the Company’s Health e-Connect compliance marketing system.

B.
On June 1, 2011, the Company entered into an Agreement with Mantra Health Solutions Inc. (the “Mantra Agreement”) whereby Mantra agreed to act as the sales and marketing agent for the Company and thereafter the Company drew down amounts under the Credit Agreement, which included amounts paid to Mantra under the Mantra Agreement;

C.	On September 15, 2011, the Mantra Agreement was cancelled and the Company proposed to conduct its sales and marketing activities using its own sales team; and

D.
The Company and the Lender have agreed to amend the Credit Agreement to provide that the undrawn proceeds of the loan may be used for the Company’s general corporate purposes, including funding the costs of sales and marketing activities.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	The provisions of subsection 4(a) of the Credit Agreement are hereby deleted and the following substituted therefore:

“4(a)  The Company shall use the amounts drawn down for its general corporate purposes and will, on request, provide the Lender, prior to any draw down, with particulars of the proposed use of the funds to be drawn down.”

2.	Except as amended by this Agreement, all other terms and conditions of the Credit Agreement shall remain in force and unaltered.

IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS AGREEMENT the 24th day of October, 2011

SIDNEY CHAN	ALR TECHNOLOGIES INC.

SIDNEY CHAN	Per:	LAWRENCE WEINSTEIN 10/24/11

	Name:	Lawrence Weinstein

	Title:	President